Home Office: Harrison, NY Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-5NLNY of TFLIC

  File No. 811-08160, CIK 0000914838

  Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-5NLNY of TFLIC, a unit investment trust registered under the Act, mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

●	American Century Investments Variable Portfolios, Inc (CIK: 0000814680).
●	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK: 0000896435).
●	Columbia Funds Variable Insurance Trust (CIK 0000815425).
●	Federated Insurance Series (CIK: 0000912577).
●	Janus Aspen Series (CIK: 0000906185).
●	Schwab Annuity Portfolios (CIK: 0000918266).
●	Wells Fargo Advantage Variable Trust Funds (CIK: 0001081402).
●	VOYA Investors Trust (CIK: 0000837276).

This filing constitutes the filing of those reports as required by Rule 30B2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Transamerica Financial Life Insurance Company